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                               MFS Utilities Fund
                        (a series of MFS Series Trust VI)

                    Supplement to be affixed to the current
                    Prospectus for distribution in Missouri

The Fund engages in portfolio trading if it believes a transaction net of costs (including custodian charges) will help in achieving its investment objective. A high turnover rate involves greater expenses, including higher brokerage and transactions costs, to the Fund. Dividends from ordinary income and distributions from net short-term capital gains (whether received in cash or reinvested in additional shares) are taxable to the Fund's shareholders as ordinary income for federal income tax purposes.

                 The date of this Supplement is March 1, 1996.